EXHIBIT 10.5.1
     FIRST AMENDMENT, dated as of July 31, 2008 (“First Amendment”), to the Sale and Servicing Agreement dated as of May 8, 2008 (as amended, restated or otherwise modified, the “Agreement”), by and among CS Funding VII Depositor LLC, as the seller (the “Seller”), CapitalSource Finance LLC, as the originator (the “Originator”), and as the servicer (the “Servicer”), each of the Issuers from time to time party thereto (collectively, the “Issuers”), each of the Liquidity Banks from time to time party thereto (collectively, the “Liquidity Banks”), Citicorp North America, Inc., as the administrative agent for the Issuers and Liquidity Banks thereunder (the “Administrative Agent”); and Wells Fargo Bank, National Association, not in its individual capacity but as the backup servicer (the “Backup Servicer”), and not in its individual capacity but as the collateral custodian (the “Collateral Custodian”). Terms not otherwise defined in this First Amendment shall have the meanings set forth in the Agreement.
     The parties hereto desire to amend the Agreement as set forth below and the Servicer and the Originator wish to request a reduction in the Combined Threshold Amount.
     Accordingly, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
     Section 1. Amendments to the Agreement. Effective as of the Effective Date, the Agreement is hereby amended as follows:
     (i) The definition of “Commitment” set forth in Section 1.1 of the Agreement is hereby amended by replacing the dollar amount “$1,000,000,000” appearing in the third line thereof with the dollar amount “$400,000,000”.
     (ii) The definition of “Combined Threshold Amount” set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:
“Combined Threshold Amount”: For all periods unless and until a Fremont Failed Transaction Date occurs, as of any day with respect to the Combined Advances Outstanding, the amounts set forth on the chart below for the periods opposite such amounts:

Period	Combined Threshold Amount
From the Closing Date until (but not including) 30 days after the Fremont Transfer Date	$1,700,000,000 minus the Combined Voluntary Reductions

From 30 days after the Fremont Transfer Date until (but not including) 90 days after the Fremont Transfer Date	The lesser of (x) $1,250,000,000 and (y) $1,700,000,000 minus the Combined Voluntary Reductions

From 90 days after the Fremont Transfer Date until (but not including) 180 days after the Fremont Transfer Date	The lesser of (x) $1,000,000,000 and (y) $1,700,000,000 minus the Combined Voluntary Reductions

From and at all times after 180 days after the Fremont Transfer Date	The lesser of (x) $750,000,000 and (y) $1,700,000,000 minus the Combined Voluntary Reductions provided; upon the occurrence of a Fremont Failed Transaction Date, the Combined Threshold Amount with respect to the Combined Advances Outstanding, shall equal the amounts set forth on the chart below for the periods opposite such amounts:

Period	Combined Threshold Amount
From the Closing Date until (but not including) 60 days following the Fremont Failed Transaction Date	$1,700,000,000 minus the Combined Voluntary Reductions

From 60 days after the Fremont Failed Transaction Date until (but not including) 150 days following the Fremont Failed Transaction Date	The lesser of (x) $1,250,000,000 and (y) $1,700,000,000 minus the Combined Voluntary Reductions

From 150 days after the Fremont Failed Transaction Date until (but not including) 240 days following the Fremont Failed Transaction Date	The lesser of (x) $1,000,000,000 and (y) $1,700,000,000 minus the Combined Voluntary Reductions

From and at all times after 240 days after the Fremont Failed Transaction Date	The lesser of (x) $750,000,000 and (y) $1,700,000,000 minus the Combined Voluntary Reductions
     (iii) The definition of “Facility Amount” set forth in Section 1.1 of the Agreement is hereby amended by replacing the dollar amount “$1,000,000,000” appearing in the second line thereof with the dollar amount “$400,000,000”.
     (iv) The definition of “Issuer Purchase Limit” set forth in Section 1.1 of the Agreement is hereby amended by replacing the dollar amount “$1,000,000,000” appearing in the first line thereof with the dollar amount “$400,000,000”.
     Section 2. Notice by the Servicer and the Originator Reducing Combined Threshold Amount. This First Amendment serves as a written request to the Administrative Agent by the Servicer and the Originator in accordance with the defined term “Combined Voluntary Reductions” set forth in Section 1.1 of the Agreement that the Servicer and the Originator desire to reduce the Combined Threshold Amount by $600,000,000, and accordingly, constitutes a “Combined Voluntary Reduction” in the amount of $600,000,000 as such term is utilized in the defined term “Combined Threshold Amount”, effective as of the Effective Date.
     Section 3. Representations and Warranties of the Seller and the Servicer.
     Each of the Seller and the Servicer, jointly and severally, hereby represents and warrants as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this First Amendment):
     (i) The representations and warranties of each of the Seller and the Servicer set forth in the Agreement are true and correct on and as of such date, after giving effect to this First Amendment, as though made on and as of such date;

     (ii) Following the effectiveness of this First Amendment, no event has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event;
     (iii) Each of the Seller and the Servicer is in compliance with each of its covenants and agreements set forth in the Transaction Documents; and
     (iv) This First Amendment has been duly executed and delivered by the Seller and the Servicer and constitutes the legal, valid and binding obligation of the Seller and Servicer, and is enforceable in accordance with its terms subject (x) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally, from time to time in effect, and (y) to general principles of equity.
     Section 4. Effective Date; Continued Effectiveness; Governing Law; Counterparts.
     (a) This First Amendment shall become effective as of the time and date (the “Effective Date”) when the Administrative Agent shall have received a counterpart of this First Amendment, duly executed and delivered on behalf of each of the parties hereto.
     (b) Nothing herein shall be deemed to be a waiver of any covenant, or agreement contained in, or any Termination Event or Unmatured Termination Event under the Agreement and each of the parties hereto agrees that all other covenants and agreements and other provisions contained in the Agreement and the other Transaction Documents as modified by this First Amendment shall remain in full force and effect from and after the date of this First Amendment.
     (c) THIS FIRST AMENDMENT, AND THE AGREEMENT AS AMENDED BY THE FIRST AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     (d) This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile or by electronic mail in portable document format (pdf)), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	CS FUNDING VII DEPOSITOR LLC

	By:	/S/ JEFFREY A. LIPSON

	Name:	Jeffrey A. Lipson
	Title:	Vice President and Treasurer

THE ORIGINATOR AND SERVICER:	CAPITALSOURCE FINANCE LLC

	By:	/S/ JEFFREY A. LIPSON

	Name:	Jeffrey A. Lipson
	Title:	Vice President and Treasurer
[Signatures Continued on the Following Page]

ISSUER:	CHARTA, LLC, in its capacity as an Issuer

	By:	Citicorp North America, Inc.,
as Attorney-in-Fact

	By:	/S/ GERALD F. KEEFE

	Name:	Gerald F. Keefe
	Title:	Vice President

LIQUIDITY BANK:	CITIBANK, N.A.,
in its capacity as a Liquidity Bank

	By:	/S/ GERALD F. KEEFE

	Name:	Gerald F. Keefe
	Title:	Vice President

THE ADMINISTRATIVE AGENT	CITICORP NORTH AMERICA, INC.

	By:	/S/ GERALD F. KEEFE

	Name:	Gerald F. Keefe
	Title:	Vice President